UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

April 18, 2005

Power Integrations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23441	94-3065014
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5245 Hellyer Avenue

San Jose, California 95138-1002

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(408) 414-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2005, the Board of Directors of Power Integrations, Inc. (the “Company”) approved an amendment to Section 2.11 of the Company’s bylaws to clarify the process by which the Company’s stockholders may nominate directors at annual and special meetings of the stockholders of the Company. A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Title or Description
3.1	Amended and Restated Bylaws of Power Integrations, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2005

Power Integrations, Inc.

By:	/s/ John M. Cobb
John M. Cobb
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Power Integrations, Inc.